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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 5, 2004
Phosphate Resource Partners Limited Partnership
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9164 (Commission File Number)	72-1067072 (I.R.S. Employer Identification No.)
100 South Saunders Road Lake Forest, Illinois 60045 (847) 739-1200

  (Address and telephone number, including area code, of Registrant's principal executive offices)

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Item 7.     Financial Statements and Exhibits.

The exhibit listed in the Exhibit Index hereto is furnished as a part of this report pursuant to the requirements of Item 12 of Form 8-K.

Item 12.   Results of Operations and Financial Condition.

On February 4, 2004, the Company issued the press release attached as Exhibit 99 hereto reporting, among other things, preliminary results for its fiscal quarter ended December 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Phosphate Resource Partners Limited Partnership By: PRP-GP LLC It's Administrative Managing General Partner
J. Reid Porter J. Reid Porter Chairman, President and Chief Executive Officer (on behalf of the Registrant)

Date:  February 12, 2004

Exhibit Index

Exhibit No.	Description	Incorporated Herein by Reference to	Filed with Electronic Submission
99	Press release issued February 4, 2004		X